 Exhibit 21.1

CENTURY COMMUNITIES, INC.

LIST OF SUBSIDIARIES

Name of Subsidiary	State of Formation, Organization, or Incorporation
5280 Reinsurance, LLC	Arizona
Augusta Pointe, LLC	Colorado
Avalon at Inverness, LLC	Colorado
AVR A, LLC	Colorado
AVR B, LLC	Colorado
AVR C, LLC	Colorado
Beacon Pointe, LLC	Colorado
Benchmark Communities, LLC	Delaware
Blackstone Homes, LLC	Colorado
BMC East Garrison, LLC	Delaware
BMC EG Bluffs, LLC	Delaware
BMC EG Bungalow, LLC	Delaware
BMC EG Garden, LLC	Delaware
BMC EG Grove, LLC	Delaware
BMC EG Towns, LLC	Delaware
BMC EG Village, LLC	Delaware
BMC Realty Advisors, Inc.	California
BMCH California, LLC	Delaware
BMCH North Carolina, LLC	Delaware
BMCH Tennessee, LLC	Delaware
BMCH Washington, LLC	Delaware
Bradburn Village Homes, LLC	Colorado
Casa Acquisition Corp.	Delaware
CC Communities, LLC	Colorado
CC Southeast Constructors, LLC	North Carolina
CCC Holdings, LLC	Colorado
CCG Constructors LLC	Georgia
CCG Realty Group LLC	Georgia
CCH Homes, LLC	Colorado
CCNC Realty Group, LLC	North Carolina
CCSC Realty Group, LLC	South Carolina
Centennial Holding Company, LLC	Colorado
Century at Anthology, LLC	Colorado
Century at Ash Meadows, LLC	Colorado
Century at Autumn Valley Ranch, LLC	Colorado
Century at Beacon Pointe, LLC	Colorado

Name of Subsidiary	State of Formation, Organization, or Incorporation
Century at Belleview Place, LLC	Colorado
Century at Caley, LLC	Colorado
Century at Candelas, LLC	Colorado
Century at Carousel Farms, LLC	Colorado
Century at Castle Pines Town Center, LLC	Colorado
Century at Claremont Ranch, LLC	Colorado
Century at Colliers Hill, LLC	Colorado
Century at Compark Village North, LLC	Colorado
Century at Compark Village South, LLC	Colorado
Century at Coyote Creek, LLC	Colorado
Century at Forest Meadows, LLC	Colorado
Century at Harvest Meadows, LLC	Colorado
Century at Landmark, LLC	Colorado
Century at Littleton Village, LLC	Colorado
Century at Littleton Village II, LLC	Colorado
Century at LOR, LLC	Colorado
Century at Lowry, LLC	Colorado
Century at Marvella, LLC	Colorado
Century at Mayfield, LLC	Colorado
Century at Meadowbrook, LLC	Colorado
Century at Midtown, LLC	Colorado
Century at Millennium, LLC	Colorado
Century at Murphy Creek, LLC	Colorado
Century at Oak Street, LLC	Colorado
Century at Observatory Heights, LLC	Colorado
Century at Outlook, LLC	Colorado
Century at Pearson Grove, LLC	Colorado
Century at Salisbury Heights, LLC	Colorado
Century at Shalom Park, LLC	Colorado
Century at Southshore, LLC	Colorado
Century at Spring Valley Ranch, LLC	Colorado
Century at Tanglewood, LLC	Colorado
Century at Terrain, LLC	Colorado
Century at The Grove, LLC	Colorado
Century at the Heights, LLC	Colorado
Century at The Meadows, LLC	Colorado
Century at Vista Ridge, LLC	Colorado
Century at Wildgrass, LLC	Colorado
Century at Wolf Ranch, LLC	Colorado
Century at Wyndham Hill, LLC	Colorado
Century Building Supply, LLC	Colorado

Name of Subsidiary	State of Formation, Organization, or Incorporation
Century City, LLC	Colorado
Century Communities Construction, LLC	Utah
Century Communities Construction of Arizona, LLC	Arizona
Century Communities Investments, LLC	Colorado
Century Communities Merchandising Group, LLC	Colorado
Century Communities of Arizona, LLC	Arizona
Century Communities of California, LLC	Delaware
Century Communities of Florida, LLC	Colorado
Century Communities of Georgia, LLC	Colorado
Century Communities of Idaho, LLC	Colorado
Century Communities of Nevada, LLC	Delaware
Century Communities of Nevada Realty, LLC	Nevada
Century Communities of North Carolina, LLC	Delaware
Century Communities of South Carolina, LLC	Delaware
Century Communities of Tennessee, LLC	Delaware
Century Communities of Utah, LLC	Utah
Century Communities of Washington, LLC	Delaware
Century Communities Realty of Utah, LLC	Utah
Century Communities Southeast, LLC	Colorado
Century Land Holdings, LLC	Colorado
Century Land Holdings II, LLC	Colorado
Century Land Holdings of Texas, LLC	Colorado
Century Land Holdings of Utah, LLC	Utah
Century Living, LLC	Delaware
Century Townhomes at Candelas, LLC	Colorado
Century Tuscany GC, LLC	Delaware
Cherry Hill Park, LLC	Colorado
Cottages at Willow Park, LLC	Colorado
Crown Hill, LLC	Colorado
Enclave at Pine Grove, LLC	Colorado
Estates at Chatfield Farms, LLC	Colorado
Hearth at Oak Meadows, LLC	Colorado
Hometown, LLC	Colorado
Hometown South, LLC	Colorado
Horizon Building Services, LLC	Colorado
Inspire Home Loans, Inc.	Delaware
IHL Escrow Inc.	Delaware
IHL Home Insurance Agency, LLC	Delaware

Name of Subsidiary	State of Formation, Organization, or Incorporation
Ladera, LLC	Colorado
Lakeview Fort Collins, LLC	Colorado
Lincoln Park at Ridgegate, LLC	Colorado
Meridian Ranch, LLC	Colorado
Montecito at Ridgegate, LLC	Colorado
Neighborhood Associations Group, LLC	Delaware
Park 5th Avenue Development Co., LLC	Colorado
Parkway Financial Group, LLC	Colorado
Parkway Title, LLC	Georgia
Red Rocks Pointe, LLC	Colorado
Reserve at Highpointe Estates, LLC	Colorado
Reserve at The Meadows, LLC	Colorado
SAH Holdings, LLC	Colorado
Stetson Ridge Homes, LLC	Colorado
The Overlook at Tallyn’s Ranch, LLC	Colorado
The Retreat at Ridgegate, LLC	Colorado
The Veranda, LLC	Colorado
The Wheatlands, LLC	Colorado
UCP, LLC	Delaware
UCP Barclay III, LLC	Delaware
UCP East Garrison, LLC	Delaware
UCP Kerman, LLC	Delaware
UCP Meadowood III, LLC	Delaware
UCP Sagewood, LLC	Delaware
UCP Soledad, LLC	Delaware
UCP Tapestry, LLC	Delaware
Venue at Arista, LLC	Colorado
Verona Estates, LLC	Colorado
Villas at Highland Park, LLC	Colorado
Villas at Murphy Creek, LLC	Colorado
Waterside at Highland Park, LLC	Colorado
Westown Condominiums, LLC	Colorado
Westown Townhomes, LLC	Colorado
Wildgrass, LLC	Colorado
WJH LLC	Delaware
WJH Brokerage OH, LLC	Ohio
WJH Brokerage MI, LLC	Michigan
WJH Sales of AZ, LLC	Arizona